Exhibit 99.1
Lucid Announces Fourth Quarter and Full Year 2022 Financial Results, Exceeds Annual Production Guidance With 3,493 Vehicles in Q4 and 7,180 in the Full Year 2022

•3,493 vehicles produced in Q4, up 53 percent sequentially
•7,180 vehicles produced in 2022, exceeding annual production guidance of 6,000 to 7,000 vehicles
•Q4 revenue of over $257M and annual revenue of over $608M
•Ended the quarter with approximately $4.9B total liquidity
•2023 production guidance of 10,000 to 14,000 vehicles
NEWARK, Calif. — February 22, 2023 — Lucid Group, Inc. (NASDAQ: LCID), setting new standards with the longest-range, fastest-charging electric car on the market, today announced financial results for its fourth quarter and full year ended December 31, 2022. The Company produced 3,493 vehicles during Q4 at its manufacturing facility in Arizona and delivered 1,932 vehicles during the same period. On a full-year basis, the Company produced 7,180 vehicles, exceeding the 2022 annual production guidance of 6,000 to 7,000 vehicles, and delivered 4,369 vehicles in 2022. Lucid today also announced its 2023 annual production guidance of 10,000 to 14,000 vehicles.
Lucid reported fourth quarter revenue of $257.7 million and annual revenue of $608.2 million, ending the quarter with approximately $4.9 billion total liquidity, which is expected to fund the Company at least into the first quarter of 2024. The Company reported reservations of over 28,000, as of February 21, 2023, representing potential sales of over $2.7 billion. This reservation number does not include the up to 100,000 vehicles under the agreement with the government of Saudi Arabia.
“Last year was a challenging year for everyone, yet despite the extraordinary supply chain and logistics challenges, the team persevered with an unrelenting focus on delivering what we believe is the best luxury sedan on the market,” said Peter Rawlinson, Lucid’s CEO and CTO.

“Lucid Air has it all — industry-leading range, exceptional driving dynamics, and superior performance all wrapped up in a truly elegant design with a spacious interior cabin. But more importantly, the technological advances of Lucid Air are developed entirely in-house with the singular goal to advance the adoption of EVs around the world for future generations to come. Lucid Air is the quintessential luxury sedan, and our goal in 2023 is to amplify our sales and marketing efforts to get this amazing product into the hands of even more customers around the world,” Rawlinson added.

“In 2022, we scaled every part of our business while keeping a sharp focus on execution. In our first full year of production, we manufactured 7,180 vehicles and delivered 4,369 vehicles, generating revenue of just over $608 million,” said Sherry House, Lucid’s CFO. “As we look ahead to 2023, we’ll continue to focus on strong capital discipline, leaving no stone unturned for every cost optimization. We are proud of our technology and product achievements. We’re gearing for growth, while simultaneously taking a comprehensive look at reducing costs, and I’m very excited about the opportunities that lie ahead of us.”
About Lucid Group
Lucid’s mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. Lucid Air, is a state-of-the-art luxury sedan with a California-inspired design that features full-size interior space in a mid-size exterior footprint. Lucid Air Grand Touring features an official EPA estimated 516 miles of range or 1,050 horsepower. Produced at Lucid’s factory in Casa Grande, Arizona, deliveries of Lucid Air are currently underway to customers in the U.S., Canada, Europe and the Middle East.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.
Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating outlook and guidance, amount of reservations and related potential sales, future capital expenditures and other operating expenses, ability to control costs, expectations and timing related to commercial product launches, including the Gravity SUV and the various Air models, production and delivery volumes, expectations regarding market opportunities and demand for Lucid’s products, the range and performance of Lucid’s vehicles, plans and expectations regarding Lucid’s software, product recalls, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding its future capital raises and funding strategy, the timing of deliveries, future manufacturing capabilities and facilities, studio and service center openings, ability to mitigate supply chain and logistics risks, plans regarding the Phase 2 expansion of Lucid’s AMP-1 factory, including timing, installed capacity and potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, including plans for the European and Middle Eastern markets and the AMP-2 manufacturing facility in Saudi Arabia, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including a potential global economic recession or other downturn and the ongoing conflict between Russia and Ukraine; risks related to changes in overall demand for Lucid’s products and services and cancellation of reservations and orders for Lucid’s vehicles; risks related to prices and availability of commodities, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of the Lucid Air and other vehicles; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively utilize zero emission vehicle credits and obtain and utilize certain tax and other incentives; Lucid’s ability to issue equity or equity-linked securities in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and the impact of the global COVID-19 pandemic on Lucid’s supply chain, projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in

Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics
Consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.
Adjusted EBITDA is defined as net loss before (1) interest expense, (2) interest income, (3) provision for (benefit from) income taxes, (4) depreciation and amortization, (5) change in fair value of forward contracts, (6) change in fair value of convertible preferred stock warrant liability, (7) change in fair value of common stock warrant liability, (8) transaction costs expensed and (9) stock-based compensation. Adjusted EBITDA is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about Lucid’s profitability. Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Free Cash Flow is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONSOLIDATED BALANCE SHEETS1
(in thousands, except share and per share data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,735,765	$6,262,905
Short-term investments	2,177,231	—
Accounts receivable, net	19,542	3,148
Inventory	834,401	127,250
Prepaid expenses	63,548	70,346
Other current assets	81,541	43,328
Total current assets	4,912,028	6,506,977
Property, plant and equipment, net	2,166,776	1,182,153
Right-of-use assets	215,160	161,974
Long-term investments	529,974	—
Other noncurrent assets	55,300	30,609
TOTAL ASSETS	$7,879,238	$7,881,713

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$229,084	$41,342
Accrued compensation	63,322	32,364
Finance lease liabilities, current portion	10,586	4,183
Other current liabilities	634,567	318,212
Total current liabilities	937,559	396,101
Finance lease liabilities, net of current portion	81,336	6,083
Common stock warrant liability	140,590	1,394,808
Long-term debt	1,991,840	1,986,791
Other long-term liabilities	378,212	188,575
Total liabilities	3,529,537	3,972,358

STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.0001; 10,000,000 shares authorized as of December 31, 2022 and 2021; no shares issued and outstanding as of December 31, 2022 and 2021	—	—
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of December 31, 2022 and 2021; 1,830,172,561 and 1,648,413,415 shares issued and 1,829,314,736 and 1,647,555,590 shares outstanding as of December 31, 2022 and 2021, respectively	183	165
Additional paid-in capital	11,752,138	9,995,778
Treasury stock, at cost, 857,825 shares at December 31, 2022 and 2021	(20,716)	(20,716)
Accumulated other comprehensive loss	(11,572)	—
Accumulated deficit	(7,370,332)	(6,065,872)
Total stockholders’ equity	4,349,701	3,909,355
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,879,238	$7,881,713

LUCID GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS1
(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue	$257,713	$26,392	$608,181	$27,111

Costs and expenses
Cost of revenue	615,291	151,473	1,646,086	154,897
Research and development	221,294	163,606	821,512	750,185
Selling, general and administrative	170,867	196,997	734,574	652,475
Total cost and expenses	1,007,452	512,076	3,202,172	1,557,557

Loss from operations	(749,739)	(485,684)	(2,593,991)	(1,530,446)

Other income (expense), net
Change in fair value of forward contracts	—	—	—	(454,546)
Change in fair value of convertible preferred stock warrant liability	—	—	—	(6,976)
Change in fair value of common stock warrant liability	255,899	(557,973)	1,254,218	(582,760)
Transaction costs expensed	—	—	—	(2,717)
Interest income	29,472	—	56,756	—
Interest expense	(8,075)	(1,263)	(30,596)	(1,374)
Other income (expense), net	(366)	(742)	9,532	(893)
Total other income (expense), net	276,930	(559,978)	1,289,910	(1,049,266)
Loss before provision for (benefit from) income taxes	(472,809)	(1,045,662)	(1,304,081)	(2,579,712)
Provision for (benefit from) income taxes	(161)	18	379	49
Net loss	(472,648)	(1,045,680)	(1,304,460)	(2,579,761)
Deemed dividend related to the issuance of Series E convertible preferred stock	—	—	—	(2,167,332)
Net loss attributable to common stockholders, basic	(472,648)	(1,045,680)	(1,304,460)	(4,747,093)
Change in fair value of dilutive warrants	—	—	(1,254,218)	—
Net loss attributable to common stockholders, diluted	$(472,648)	$(1,045,680)	$(2,558,678)	$(4,747,093)

Weighted average shares outstanding used in computing net loss per share attributable to common stockholders, basic	1,712,951,982	1,636,215,509	1,678,346,079	740,393,759
Weighted average shares outstanding used in computing net loss per share attributable to common stockholders, diluted	1,712,951,982	1,636,215,509	1,693,258,608	740,393,759
Net loss per share attributable to common stockholders, basic	$(0.28)	$(0.64)	$(0.78)	$(6.41)
Net loss per share attributable to common stockholders, diluted	$(0.28)	$(0.64)	$(1.51)	$(6.41)

Other comprehensive loss
Net unrealized gains (losses) on investments, net of tax	$1,694	$—	$(11,572)	$—
Comprehensive loss	(470,954)	(1,045,680)	(1,316,032)	(2,579,761)
Deemed dividend related to the issuance of Series E convertible preferred stock	—	—	—	(2,167,332)
Comprehensive loss attributable to common stockholders	$(470,954)	$(1,045,680)	$(1,316,032)	$(4,747,093)

LUCID GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS1
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net loss	$(472,648)	$(1,045,680)	$(1,304,460)	$(2,579,761)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	55,240	36,286	186,583	62,907
Amortization of insurance premium	10,432	11,290	35,620	18,474
Non-cash operating lease cost	5,457	3,934	19,711	12,563
Stock-based compensation	71,255	150,557	423,500	516,757
Inventory and firm purchase commitments write-downs	204,926	48,884	569,479	48,884
Change in fair value of contingent forward contract liability	—	—	—	454,546
Change in fair value of preferred stock warrant liability	—	—	—	6,976
Change in fair value of common stock warrant liability	(255,899)	557,973	(1,254,218)	582,760
Other non-cash items	(5,322)	233	(10,342)	289
Changes in operating assets and liabilities:
Accounts receivable	(16,987)	(2,887)	(16,498)	(2,888)
Inventory	(350,295)	(114,979)	(1,256,349)	(175,091)
Prepaid expenses	(16,721)	(1,283)	(28,822)	(66,980)
Other current assets	(10,329)	(23,003)	(43,591)	(14,704)
Other noncurrent assets	(4,148)	11,750	(43,230)	5,889
Accounts payable	128,253	18,529	180,469	4,354
Accrued compensation	14,314	3,415	30,958	16,167
Operating lease liability	(4,721)	(5,503)	(15,482)	(10,019)
Other current liabilities	(12,159)	47,622	269,386	65,456
Other long-term liabilities	10,837	(9,870)	31,028	(4,712)
Net cash used in operating activities	(648,515)	(312,732)	(2,226,258)	(1,058,133)
Cash flows from investing activities:
Purchases of property, plant and equipment	(289,888)	(121,907)	(1,074,852)	(421,220)
Proceeds from sale of property, plant and equipment	—	3	—	22
Proceeds from government grant	—	—	97,267	—
Purchases of investments	(1,127,452)	—	(3,854,129)	—
Proceeds from maturities of investments	1,024,361	—	1,149,714	—
Proceeds from sale of short term investments	—	505	—	505
Proceeds from insurance claims	323	—	323	—
Net cash used in investing activities	(392,656)	(121,399)	(3,681,677)	(420,693)
Cash flows from financing activities:
Proceed from issuance of convertible notes, net of issuance costs	—	2,002,437	—	2,002,437
Payment of transaction costs for the issuance of convertible notes	—	(15,883)	—	(15,883)
Proceeds from issuance of common stock under At-the-Market Offering, net of issuance costs	594,317	—	594,317	—
Proceeds from issuance of common stock under Subscription Agreement	915,000	—	915,000	—
Proceeds from short-term insurance financing note	—	—	—	41,935
Payment for short-term insurance financing note	—	(11,068)	(15,330)	(27,887)
Payment for finance lease liabilities	(1,372)	(1,173)	(4,977)	(3,088)
Proceeds from borrowings	9,590	—	29,818	—
Repayments for borrowings	(13,570)	—	(20,223)	—
Proceeds from failed sale-leaseback transaction	—	—	31,700	—
Repurchase of Series B convertible preferred stock	—	—	—	(3,000)
Proceeds from issuance of Series D convertible preferred stock	—	—	—	3,000
Proceeds from issuance of Series E convertible preferred stock	—	—	—	600,000
Proceeds from exercise of stock options	3,050	2,105	17,788	8,132
Proceeds from the exercise of public warrants	—	—	—	173,273
Proceeds from the reverse capitalization	—	—	—	4,439,153
Payment of transaction costs related to the reverse recapitalization	—	(34,054)	—	(38,865)
Proceeds from employee stock purchase plan	11,680	—	24,562	—
Treasury stock repurchase	—	(20,716)	—	(20,716)
Stock repurchases from employees for tax withholdings	(5,894)	(22,063)	(218,789)	(22,063)
Payment for credit facility issuance costs	—	—	(6,631)	—
Net cash provided by financing activities	1,512,801	1,899,585	1,347,235	7,136,428
Net increase (decrease) in cash, cash equivalents, and restricted cash	471,630	1,465,454	(4,560,700)	5,657,602
Beginning cash, cash equivalents, and restricted cash	1,265,690	4,832,566	6,298,020	640,418
Ending cash, cash equivalents, and restricted cash	$1,737,320	$6,298,020	$1,737,320	$6,298,020

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financials Measures1
Unaudited
(in thousands)

Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net loss (GAAP)	$(472,648)	$(1,045,680)	$(1,304,460)	$(2,579,761)
Interest expense	8,075	1,263	30,596	1,374
Interest income	(29,472)	—	(56,756)	—
Provision for (benefit from) income taxes	(161)	18	379	49
Depreciation and amortization	55,240	36,286	186,583	62,907
Change in fair value of forward contracts	—	—	—	454,546
Change in fair value of convertible preferred stock warrant liability	—	—	—	6,976
Change in fair value of common stock warrant liability	(255,899)	557,973	(1,254,218)	582,760
Transaction costs expensed	—	—	—	2,717
Stock-based compensation	71,255	150,557	423,500	516,757
Adjusted EBITDA (non-GAAP)	$(623,610)	$(299,583)	$(1,974,376)	$(951,675)
Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net cash used in operating activities (GAAP)	$(648,515)	$(312,732)	$(2,226,258)	$(1,058,133)
Capital expenditures	(289,888)	(121,907)	(1,074,852)	(421,220)
Free cash flow (non-GAAP)	$(938,403)	$(434,639)	$(3,301,110)	$(1,479,353)

___________________________________
1 The business combination (the “Merger”) between Lucid Group Inc.’s predecessor, Atieva, Inc. (“Legacy Lucid”), and Churchill Capital Corp IV (“CCIV”), which closed on July 23, 2021, is accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, CCIV has been treated as the acquired company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of Lucid represent a continuation of the financial statements of Legacy Lucid with the Merger being treated as the equivalent of Legacy Lucid issuing shares for the net assets of CCIV, accompanied by a recapitalization. The net assets of CCIV were recognized as of the closing of the Merger at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger are presented as those of Legacy Lucid and the accumulated deficit of Legacy Lucid has been carried forward after the closing of the Merger. All periods prior to the Merger have been retrospectively adjusted using the applicable exchange ratio for the equivalent number of shares outstanding immediately after the closing of the Merger to effect the reverse recapitalization. See our Form 10-Q for the quarter ended September 30, 2022 for additional information.